Exhibit 10.4

AMENDMENT TWO TO DATA SHARING AGREEMENT This Amendment Two (the "Amendment") to the Data Sharing Agreement dated December 21, 2018 by and between General Motors Holdings LLC and its affiliates ("GM") and wejo Limited {"Wejo") (the "DSA") as amended by Amendmeht One to the Agreement dated February, 19 2019 e'Amendment One") (collectively, the "Agreement"), is entered into by and between GM and Wejo and is effective as of June 25, 2019 (the "Amendment Two Effective Date"}. Capitalized terms not defined in this Amendment have the definitions provided in the Agreement. Background GM and Wejo have modified and continue to modify the security requirements applicable to Wejo and Third Party Licensees, wejo agrees to apply those modified security requirements as set out in this Amendment Two. In addition, GM and Wejo have agreed to expand the definition of Data to include additional elements subject to the terms and limitations of this Amendment and the DSA. Agreement In consideration of the mutual coyenants and conditions, the receipt and sufficiency of which are hereby acknowledged, GM and Wejo hereby agree to amend the Agreement as follows: 2. Section 6{h) of the Agreement is deleted ih its entirety and replaced with the following: "From the Effective Date through to on or before 31 August 2019, comply with GM's Third Party Information Security Requirements as set forth in Exhibit 2. Beginning on or before 1 September 2019 and through to the remaLnder of the Term, comply with GM's Third Party Information Security Requirements as set forth in Exhibit 2a. The Parties agree that changes to the TPISR can only be made by mutual agreement of the Parties in writing. On reasonable 1 notice to Wejo, GM shall have the option to review Wejo's security and privacy practices at a time that does not unreasonably interfere with Wejo's operations." 3. Exhibit 5, Section 2, bullet 5 is deleted and replaced with the following: "For agreements including Data licenses that are entered into with Third Party Licensees following the Amendment Two Effective Date, Third Party Licensees will be obligated to comply with the terms of Exhibit Sa or terms at least as protective of GM and of information and data made available by GM) as those set out in Exhibit Sa of the Agreement, unless otherwise set forth below. For agreements including Data licenses that are entered into with Third Party Licensees prior to the Amendment Two Effective Date: (a) Third Party Licensees will be obligated to comply with the terms of Exhibit Sb, (b) Wejo will modify the terms of these agreements to replace the terms of Exhibit Sb with the terms of Exhibit Sa by May 1, 2020, and (c) Recognizing the importance of having Exhibit Sa apply in such agreements as soon as possible, Wejo will apply its best efforts to complete item (b) above promptly following the Amendment Two Effective Date.; and" 4. Exhibit 1 is deleted in its entirety and is replaced with the attached Exhibit 1. 5. Exhibits 2a, Sa and Sb (all attached hereto) are hereby added to and made part of the Agreement. Except as expressly modified by this Amendment, the Agreement remains in full force and effect. This Amendment, together with the Agreement, constitute the entire agreement between GM and Wejo with respect to their subject matter and supersede all prior oral or written representations and agreements. This Amendment may be executed electronically and in any number of counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. IN WITNESS WHEREOF, GM and Wejo have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Two Effective Date. ::~erkryH~i.ng~ Print name: ]3arry L- t:11qlf.. Title: £\IP '.[>rt,,)dt.t,t-rl\.e.AIY\tril.o-5 wejo Limited By: ___________ _ Print name: ___________ _ Title: _____________ _ Date: ""fu.,_-e., 25. 2.-0{q Date: _____________ _ 2

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